                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  September 15, 2000


                           AXYS PHARMACEUTICALS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                        000-22788                      22-2969941
  -----------------------------        ----------------------          --------------------
 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                               Identification Number)


                                 180 Kimball Way
                          South San Francisco, CA 94080
               (Address of principal executive offices) (Zip Code)

                                 (650) 829-1000
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

               In a press release issued on September 15, 2000, Axys Pharmaceuticals, Inc. (the "Company") announced that it had engaged Korn/Ferry International to search for a new President and Chief Executive Officer after John Walker, Chief Executive Officer and Chairman of the Company, informed the Board that he intended to step down from his position as chief executive officer as soon as a successor is named. The press release is attached hereto as Exhibit 20.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits:  The following exhibits are filed as part of this Report.

        20.1 Press Release, dated September 15, 2000, of Axys Pharmaceuticals, Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  September 15, 2000

                                    AXYS PHARMACEUTICALS, INC.


                                    By: /s/ William J. Newell
                                       ----------------------------
                                       William J. Newell
                                       Senior Vice President

                                 EXHIBIT INDEX

    Exhibits        Description
    --------        -----------
      20.1          Press Release, dated September 15, 2000, of Axys
                    Pharmaceuticals, Inc.